UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2007

AngioDynamics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50761	11-3146460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

603 Queensbury Avenue, Queensbury, New York 12804
(Address of Principal Executive Offices) (Zip Code)

(518) 798-1215
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 – Entry Into a Material Definitive Agreement.

As described in Item 8.01 below, AngioDynamics, Inc. (the "Company") and RITA Medical Systems, Inc. ("RITA") have agreed in principle to settle the stockholder class action litigation filed against RITA (the "Settlement"), previously disclosed in the joint proxy statement dated December 22, 2006 (the "Joint Proxy Statement"), mailed on or about December 26, 2006 to the Company's and RITA's stockholders in connection with the transactions related to the Merger Agreement (as defined below).

Pursuant to the Settlement, the Company and RITA have agreed to modify the Agreement and Plan of Merger, dated as of November 27, 2006, as amended December 7, 2006 (the "Merger Agreement"), by and among the Company, Royal I, LLC, a wholly owned subsidiary of the Company, and RITA, and such amendment to the Merger Agreement ("Amendment No. 2") is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Additionally, a summary of Amendment No. 2 is provided below. Capitalized terms used but not otherwise defined shall have the meanings ascribed thereto in the Merger Agreement.

Summary of Amendment No. 2 to the Merger Agreement

•	The termination fee that RITA would be required to pay to the Company if the Merger Agreement is terminated under certain circumstances is reduced from $8,000,000 to $6,500,000.
•

The standard by which the RITA Board of Directors may elect to furnish nonpublic information or negotiate with an unsolicited offeror is reduced from an offer that “would reasonably be expected to result in a Company Superior Offer” to an offer which “could result in a Company Superior Offer.”

•

The time period following notice to the Company of a Company Superior Offer, after which the RITA Board of Directors may withdraw its recommendation of the proposed merger is decreased from four days to two days.

•	Amendment No. 2 does not modify the amount, structure or payment of the consideration to be paid under the Merger Agreement.

Item 8.01 – Other Events.

Additional Disclosures related to the Settlement

On January 16, 2007, RITA filed with the Securities and Exchange Commission (the "SEC") on Form 8-K, additional disclosures (the "Disclosures") relating to the Settlement that supplement the Joint Proxy Statement. Such filing on Form 8-K is incorporated herein by reference.

Pursuant to the proposed Settlement, which does not contain any admission of fault or wrongdoing on the part of RITA or any of the individual defendants, RITA agreed to make the Disclosures and amend the Merger Agreement as reflected in Amendment No. 2, as summarized above and included as Exhibit 2.1 hereto.

Information concerning the proposed merger is set forth in, or incorporated by reference into, the Joint Proxy Statement. The Joint Proxy Statement is supplemented by, and should be read as part of, and in conjunction with, the information filed in this current report on Form 8-K, and those document or filings incorporated by reference herein. Capitalized terms used but not otherwise defined shall have the meanings ascribed thereto in the Joint Proxy Statement.

Termination of HSR Waiting Period

On Friday, January 12, 2007, the Company and RITA issued a joint press release announcing the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the proposed merger.

A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, RITA and the Company have filed relevant materials with the SEC, including a registration statement on Form S-4 that contains a prospectus and the Joint Proxy Statement. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND RITA ARE URGED TO READ THE MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, RITA AND THE PROPOSED MERGER. The Joint Proxy Statement, prospectus and other relevant materials, and any other documents filed by the Company or RITA with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company or RITA by directing a written request to: AngioDynamics, Inc., 603 Queensbury Avenue, Queensbury, New York 12804, Attention: Chief Financial Officer or RITA Medical Systems, Inc., 46421 Landing Parkway, Fremont, California 94538, Attention: Corporate Secretary. Investors and security holders are urged to read the Joint Proxy Statement, prospectus and the other relevant materials before making any voting or investment decision with respect to the proposed merger.

The Company, RITA and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of RITA and the Company in connection with the proposed merger. Information about those executive officers and directors of the Company and their ownership of common stock of the Company is set forth in the Company's Form 10-K for the fiscal year ended June 3, 2006 (the "Company's 2006 10-K"), and the proxy statement for the Company's 2006 Annual Meeting of Stockholders, which was filed with the SEC on September 22, 2006.

Information about the executive officers and directors of RITA and their ownership of RITA common stock is set forth in the proxy statement for RITA's 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2006. Investors and security holders may obtain additional information regarding the direct and indirect interests of the Company, RITA and their respective executive officers and directors in the proposed merger by reading the Joint Proxy Statement and prospectus regarding the proposed merger.

Forward-Looking Statements

This document and its attachments include "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Investors can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as "may," "will," "predict," "project," "might," "expect," "believe," "anticipate," "plan," "intend," "potential," "could," "would," "should," "estimate," "seek," "continue," "pursue," or "our future success depends," or the negative or other variations thereof or comparable terminology. In particular, they include statements relating to, among other things, future actions, strategies, future performance, future financial results of the Company and RITA and the proposed merger. These forward-looking statements are based on current expectations and projections about future events.

Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance or results of the Company and RITA may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors as well as other factors described from time to time in the Company's and RITA's reports filed with the SEC, including the Company's 2006 10-K and Form 10-Q for the period ended December 2, 2006 and RITA’s Form 10-K for the year ended December 31, 2005 and Form 10-Q for the quarter ended September 30, 2006: financial community and rating agency perceptions of the Company and RITA; the effects of economic, credit and capital market conditions on the economy in general, and on medical device companies in particular; the ability to timely and cost-effectively integrate RITA into the Company's operations; domestic and foreign health care reforms and governmental laws and regulations; third-party relations and approvals, technological advances and patents attained by competitors; and challenges inherent in new product development, including obtaining regulatory approvals.

Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company and RITA disclaim any obligation to update the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date stated, or if no date is stated, as of the date of this document.

Item 9.01 – Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
2.1	Amendment No. 2 to Agreement and Plan of Merger.
99.1	Joint Press Release dated January 12, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGIODYNAMICS, INC. (Registrant)

Date: January 16, 2007	By:	/s/ Joseph G. Gerardi
Joseph G. Gerardi Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 2 to Agreement and Plan of Merger.
99.1	Joint Press Release dated January 12, 2007.